Exhibit 10.2

AMENDMENT # 1 TO LEASE WITH OPTION TO PURCHASE DATED MARCH 10,2016

(HEREINAFTER REFERRED TO AS THE " LEASE "

BETWEEN: ATHENA MINERALS, INC.
(HEREINAFTER REFERRED TO AS " ATHENA " OR AS THE " LESSEE ")

AND:

BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AS TRUSTEES OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007
(HEREINAFTER REFERRED TO AS THE " STRACHAN TRUST " OR AS THE " LESSOR ")

SUBJECT PROPERTY :
(HEREINAFTER REFERRED TO AS THE " LEASED PREMISES ")

ASSESSORS PARCEL NUMBER 0517-251-05-0-000 SAN BERNARDINO COUNTY, CALIFORNIA, 413.22 ACRES DESCRIBED AS THE LAND EMBRACED WITHIN THE FOLLOWING PATENTED MINING CLAIMS : QUAD DEUCE I, QUAD DEUCE II, QUAD DEUCE IV, QUAD DEUCE V, QUAD DEUCE X, QUAD DEUCE XII, QUAD DEUCE XIV, QUAD DEUCE 22, PAL # 16, PAL # 17, PAL # 35, PAL # 36, LANGTRY # 1, LANGTRY # 2, LANGTRY # 4, LANGTRY # 5, LANGTRY # 6, CISCO # 1, CISCO # 2 AND CISCO # 3 LODE MINING CLAIMS WHICH ARE SHOWN AND DESCRIBED ON MINERAL SURVEY #6777 EMBRACING A PORTION OF SECTIONS 6, 7 AND 8 , TOWNSHIP 10 NORTH, RANGE 1 EAST, SAN BERNARDINO MERIDIAN IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA

AND:

THE LAND EMBRACED WITHIN THE FOLLOWING UNPATENTED LODE MINING CLAIMS: LILLY 10 (CACM 290263) AND QUAD DEUCE XIII (CAMC 306178)

[redacted] JLP — BDS EKS

LESSEE'S INITIALS — LESSOR'S INITIALS

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RECITALS

LESSEE AND LESSOR MUTUALLY AGREE THAT A REDUCTION IN THE ROYALTY INTEREST IN THE LEASED PREMISES HELD BY MOBIL EXPLORATION AND PRODUCING NORTH AMERICA , INC TO A 2 % NSR WOULD BE MUTUALLY BENEFICIAL TO BOTH LESSEE AND LESSOR.

LESSEE AND LESSOR MUTUALLY AGREE THAT THE LEASE- OPTION PAYMENTS DUE AND PAYABLE IN 2020 AND 2021 SHOULD BE A FIXED AMOUNT RATHER THAN BASED ON THE PRICE OF SILVER AND THAT QUARTERLY PAYMENT 0F SAID P AYMENTS INSTEAD OF ANNUALLY WOULD BE MUTUALLY BENEFICIAL TO BOTH LESSEE AND LESSOR.

THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED THE PARTIES AGREE AS FOLLOWS .

ATHENA SHALL PAY OFF THE REMAINING BALANCE DUE TO MOBIL EXPLORATION AND PRODUCING NORTH AMERICA, INC .AS SOON AS A PAY OFF AMOUNT CAN BE AGREED ON BY ATHENA AND MOBIL EXPLORATION AND PRODUCING NORTH AMERICA INC.

UPON RECEIPT BY THE STRACHAN TRUST OF A NOTARIZED DEED AMENDMENT FROMMOBIL
EXPLORATION AND PRODUCING NORTH AMERICA,INC. WHICH STATES THAT THE NSR ROYALTY INTEREST ON THE SALE OF ALL CONCENTRATES, PRECIPITATES AND METALS PRODUCED FROM ORES MINED , EXTRACTED OR TAKEN FROM THE LANGTRY PROPERTY HAS BEEN REDUCED TO 2% NSR ,THEN THE STRACHAN TRUST SHALL CREATE AND EXECUTE A DOCUMENT WHICH CONVEYS A 1 % NSR ROYALTY ON SILVER PRODUCED FROM THE LEASED PREMISES ON A PERMANENT BASIS TO ATHENA.

NOTE : THE NOTARY JURAT FORM WHICH WIILL BE USED TO NOTARIZE SAID DEED AMENDMENT MUST BE A JURAT FORM WHICH COMPLIES WITH CALIFORNIA REQUIREMENTS FOR THE RECORDING OF A DOCUMENT IN THE STATE OF CALIFORNIA.

JCR BDS EKS

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UPON RECEIPT BY THE STRACHAN TRUST OF A NOTARIZED DOCUMENT FROM MOBIL EXPLORATION AND PRODUCING NORTH AMERICA INC.WHICH STATES THAT THE ROYALTY ON SILVER PRODUCED FROM THE LEASED PREMISES HAS BEEN REDUCED TO 2 % NSR THEN THE STRACHAN TRUST SHALL CREATE AND EXECUTE AND DELIVER TO ATHENA AN AMENDMENT TO THE LEASE -OPTION AGREEMENT DATED MARCH 10, 2016 WHICH
WILL REDUCE THE 2 % NSR PAYABLE TO THE STRACHAN TRUST ON SILVER PRODUCED FROM THE LEASED PREMISES TO ZERO.

ATHENA SHALL MAKE A PAYMENT TO THE STRACHAN TRUST OF $10,000.00 ON OR BEFORE FEBRUARY 15, 2020

ATHENA SHALL MAKE THE FOLLOWING PAYMENTS TOTHE STRACHAN TRUST OF $45,000.00 IN 2020 AND $50,000 IN 2021 ON THE FOLLOWING SCHEDULE :

$ 11,250.00 ON MARCH 15,2020, JUNE 15,2020,SEPTEMBER15,2020 AND DECEMBER 15,2020

$12,500.00 ON MARCH 15,2021,JUNE 15,2021,SEPTEMBER 15,2021 AND DECEMBER 15,2021

NOTE : ANY PAYMENT WHICH IS 30 DAYS PAST DUE SHALL BE SUBJECT TO A 10 % LATE CHARGE

NOTE : PERFORMANCE OF THE OBLIGATIONS OF THE STRACHAN TRUST DESCRIBED HEREIN SHALL BE CONTINGENT UPON ATHENA BEING CURRENT ON ALL PAYMENTS DUE TO THE STRACHAN TRUST .

NOTE : IF ATHENA HAS BEEN UNABLE TO ACHIEVE THE HEREIN DESCRIBED REDUCTION TO 2 % NSR ROYALTY ON THE PRODUCTION OF SILVER FROM THE LEASED PREMISES ON OR BEFORE MARCH 15,2022 FROM MOBIL EXPLORATION AND PRODUCTION NORTH AMERICAN INC. THEN THIS AGREEMENT SHALL TERMINATE AND SHALL BE NULL AND VOID.

JCL BBS EKS

LESSEE'S INITIALS LESSOR'S INITIALS

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LESSEE : ATHENA MINERALS INC.

FEB. 24, 2020

BY JOHN C. POWER, PRESIDENT DATE

LESSOR : BRUCE D. STRACHAN AS TRUSTEE OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007

Bruce D. Strachan 2-15-2020

BRUCE D. STRACHAN, TRUSTEE DATE

LESSOR : ELIZABETH K. STRACHAN AS TRUSTEEOF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE TRUST DATED JULY 25, 2007

Elizabeth K. Strachan 2-15-2020

ELIZABETH K. STRACHAN, TRUSTEE DATE

JCP BDS EKS

LESSEE'S INITIALS LESSOR'S INITIALS

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